UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2012 (November 9, 2012)

ONEBEACON INSURANCE GROUP, LTD.	ONEBEACON U.S. HOLDINGS, INC.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Bermuda	Delaware
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

1-33128	333-73012-04
(Commission File Number)	(Commission File Number)

98-0503315	52-2272489
(IRS Employer Identification Number)	(IRS Employer Identification Number)

601 Carlson Parkway	601 Carlson Parkway
Minnetonka, Minnesota 55305	Minnetonka, Minnesota 55305
(952) 852-2431	(952) 852-2431
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)	(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On November 9, 2012, OneBeacon U.S. Holdings, Inc. (the “Issuer”) closed its previously announced offering (the “Offering”) of $275 million aggregate principal amount of its 4.60% Senior Notes due 2022 (the “Notes”). The Notes have been registered under the Securities Act of 1933, as amended. The Notes are unsecured, unsubordinated obligations of the Issuer and are guaranteed on an unsecured basis by the company’s indirect parent, OneBeacon Insurance Group, Ltd. (the “Guarantor”). The net proceeds of the Offering will be used to redeem all of the Issuer’s outstanding 5.875% Senior Notes due 2013 (the “2013 Notes”).

The Notes were issued pursuant to an indenture, dated as of November 9, 2012, among the Issuer, the Guarantor and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture”) as amended and supplemented by the First Supplemental Indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), dated as of November 9, 2012, among the Issuer, the Guarantor and the Trustee.  The Issuer may redeem the Notes, in whole or in part (equal to an integral multiple of $1,000), at its option at any time and from time to time.  The redemption price for the Notes to be redeemed will be equal to the greater of (i) the principal amount being redeemed, or (ii) the sum of the present values of the remaining scheduled payments of interest and principal on the Notes to be redeemed (exclusive of interest accrued and unpaid to, but not including, the date of redemption) discounted to the date of redemption on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate (as defined in the specimen of the Note) plus 45 basis points, plus accrued and unpaid interest to the date of redemption.

The covenants in the Indenture limit the ability of the Issuer and the Guarantor to, among other things: (1) incur liens; (2) enter into sale leaseback transactions; and (3) merge or consolidate with any other person.

The Indenture provides for customary events of default which include, among others, (1) nonpayment of principal or interest; (2) breach of certain agreements in the Indenture; (3) failure to make payments on certain other indebtedness; and (4) certain events of bankruptcy or insolvency.

The foregoing summary of the Indenture does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Base Indenture and the Supplemental Indenture, which are filed as Exhibits 4.1 and 4.2 hereto, respectively, and incorporated by reference herein.

Item 8.01	Other Events

On November 9, 2012, the Issuer also delivered notice that it had called for redemption of all of the 2013 Notes that remain outstanding.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

4.1	Indenture, dated as of November 9, 2012, among OneBeacon U.S. Holdings, Inc., OneBeacon Insurance Group, Ltd. and The Bank of New York Mellon Trust Company, N.A., as trustee
4.2	First Supplemental Indenture, dated as of November 9, 2012, among OneBeacon U.S. Holdings, Inc., OneBeacon Insurance Group, Ltd. and The Bank of New York Mellon Trust Company, N.A., as trustee
4.3	Form of 4.60% Senior Note due 2022 (included in Exhibit 4.2)
5.1	Opinion of Cravath, Swaine & Moore LLP
5.2	Opinion of Conyers Dill & Pearman Limited
23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1)
23.2	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEBEACON INSURANCE GROUP, LTD.
ONEBEACON U.S. HOLDINGS, INC.

	By:	/s/ Paul H. McDonough
		Name:	Paul H. McDonough
		Title:	Chief Financial Officer

Date: November 9, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	Indenture, dated as of November 9, 2012, among OneBeacon U.S. Holdings, Inc., OneBeacon Insurance Group, Ltd. and The Bank of New York Mellon Trust Company, N.A., as trustee
4.2	First Supplemental Indenture, dated as of November 9, 2012, among OneBeacon U.S. Holdings, Inc., OneBeacon Insurance Group, Ltd. and The Bank of New York Mellon Trust Company, N.A., as trustee
4.3	Form of 4.60% Senior Note due 2022 (included in Exhibit 4.2)
5.1	Opinion of Cravath, Swaine & Moore LLP
5.2	Opinion of Conyers Dill & Pearman Limited
23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1)
23.2	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.2)